UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2026

STARFIGHTERS SPACE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-43009	92-1012803
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

505 Odyssey Way, Suite 101
 Kennedy Space Center, Florida, United States 32953
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (321) 261-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	FJET	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Change in Registrant's Certifying Accountant.

On July 9, 2026, Adeptus Partners, LLC ("Adeptus") notified Starfighters Space, Inc. (the "Company") of its decision to resign as the Company's independent registered public accounting firm effective immediately. The Company is currently in the process of selecting a successor independent registered public accounting firm and, as required by the rules and regulations of the U.S. Securities and Exchange Commission ("SEC"), will disclose its engagement of a new independent registered public accounting firm once the selection process has been completed.

The reports of Adeptus on the Company's consolidated financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report included an explanatory paragraph regarding substantial doubt about the Company's ability to continue as a going concern.

During the fiscal years ended December 31, 2025 and 2024, and in the subsequent interim period through the effective date of termination of Adeptus on July 9, 2026, there have been no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Adeptus on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Adeptus, would have caused Adeptus to make reference thereto in its reports.

During the fiscal years ended December 31, 2025 and 2024, and in the subsequent interim period through the effective date of termination of Adeptus on July 9, 2026, there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided a copy of the disclosures contained in this Current Report on Form 8-K to Adeptus  and requested that Adeptus furnish it with a letter addressed to the SEC stating whether Adeptus agrees with the statements made herein. A copy of Adeptus' letter, dated July 14, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

16.1	Letter from Adeptus Partners, LLC, dated July 14, 2026

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARFIGHTERS SPACE, INC.

DATE: July 14, 2026	By:	/s/ David Whitney
David Whitney
Chief Financial Officer

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